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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) November 1, 1996.


                            HEALTH MANAGEMENT, INC.
           (Exact Name of Registrant as Specified in Charter)


   Delaware                      0-18472              75-2096632
(State or other              (Commission File      (I.R.S. Employer
jurisdiction of                   Number)         Identification No.)
incorporation or
organization)


              1371-A Abbott Court, Buffalo Grove, Illinois 60089
              (Address of principal executive offices) (Zip Code)


                                 (847) 913-2700
              (Registrant's telephone number, including area code)


                                 Not Applicable
     (Former name, former address and former fiscal year, if changed since last report.)
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     HEALTH MANAGEMENT, INC.
                                                          (Registrant)


Date:  November 18, 1996

                                                /s/ James R. Mieszala
                                                   ---------------------
                                             Name:   James R. Mieszala
                                             Its:    Chief Operating Officer
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                               Index to Exhibits



     Exhibit                                                      Sequential
      Number                    Description                        Page No.
      ------                    -----------                        --------

       99.1          Press release dated November 1, 1996              6
                     issued by the Registrant.